Issuance of Units	12 Months Ended
Dec. 31, 2017
Issuance of Units [Abstract]
ISSUANCE OF UNITS

NOTE 13: ISSUANCE OF UNITS

In connection with the IPO of Navios Midstream in November 2014, Navios Midstream acquired all of the outstanding shares of capital stock of four of Navios Acquisition’s vessel-owning subsidiaries (Shinyo Ocean Limited, Shinyo Kannika Limited, Shinyo Kieran Limited and Shinyo Saowalak Limited) in exchange for: (i) all of the estimated net proceeds from the IPO amounting to $110,403; (ii) $104,451 of the $126,000 borrowings under Navios Midstream’s new credit facility; (iii) 9,342,692 subordinated units before the expiration date on November 16, 2017 and 1,242,692 common units; and (iv) 381,334 general partner units, representing a 2.0% general partner interest in Navios Midstream, and all of the incentive distribution rights in Navios Midstream, to our General Partner.

In June 2015, Navios Midstream exercised its option to acquire the shares of the vessel-owning subsidiaries of the Nave Celeste and the C. Dream from Navios Acquisition for an aggregate purchase price of $100,000. The aggregate purchase price consisted of 1,592,920 subordinated Series A Units, issued to Navios Acquisition, and $73,000 cash consideration.

Upon the expiration of the subordination period relating to the subordinated Series A Units in June 2018, the subordinated Series A Units will automatically convert into common units.

On June 18, 2015, Navios Midstream issued 32,509 additional general partner units to the General Partner, in order the General Partner to maintain its 2% general partnership interest. The net proceeds from the issuance of the general partnership units were $551.

On July 29, 2016, Navios Midstream entered into a Continuous Offering Program Sales Agreement with S. Goldman Capital LLC. as sales agent (the “Agent”), pursuant to which Navios Midstream may issue and sell from time to time through the Agent common units representing limited partner interests having an aggregate offering price of up to $25,000. During 2016, Navios Midstream issued 333,103 common units and received net proceeds of $4,010 after deducting fees and expenses of $350. Pursuant to the issuance of the common units, Navios Midstream issued 6,798 general partnership units to its general partner in order to maintain its 2.0% general partner interest. The net proceeds from the issuance of the general partnership units were $89.

During 2017, Navios Midstream issued 336,011 common units and received net proceeds of $4,004. Pursuant to the issuance of the common units, Navios Midstream issued 6,858 general partnership units to its general partner in order to maintain its 2.0% general partner interest. The net proceeds from the issuance of the general partnership units were $84.

On November 16, 2017, in accordance with the terms of the Partnership Agreement all of the issued and outstanding 9,342,692 subordinated units converted into common units on a one-for-one basis. Following their conversion into common units, these units will have the same distribution rights as all other common units. Following the conversion of subordinated units into common units the capital allocated to subordinated unitholders was reclassified to the capital of common unitholders.

As of December 31, 2017, there were outstanding: 19,354,498 common units, no subordinated units, 1,592,920 subordinated Series A Units and 427,499 general partnership units. As of December 31, 2017, Navios Acquisition owned a 59.0% limited partner interest in Navios Midstream, which included a 2.0% general partner interest.